EXHIBIT 99.1

Renesas to Acquire Transphorm to Expand its Power Portfolio with GaN Technology

Acquisition Accelerates Renesas’ Wide Bandgap Expertise and Roadmap to Fast-Growing Market Opportunities for EVs, Data Centers & AI Power, and Renewable Energy

Transphorm CEO Dr. Primit Parikh and Renesas CEO Hidetoshi Shibata

TOKYO, Jan. 11, 2024 3:00 p.m. JST | GOLETA, Calif., Jan. 10, 2024 10:00 p.m. PST — Renesas Electronics Corporation (“Renesas,” TSE: 6723), a premier supplier of advanced semiconductor solutions, and Transphorm, Inc. (“Transphorm,” Nasdaq: TGAN), a global leader in robust gallium nitride (“GaN”) power semiconductors, today announced that they have entered into a definitive agreement pursuant to which a subsidiary of Renesas will acquire all outstanding shares of Transphorm’s common stock for $5.10 per share in cash, representing a premium of approximately 35% to Transphorm’s closing price on January 10, 2024, a premium of approximately 56% to the volume weighted average price over the last twelve months and a premium of approximately 78% to the volume weighted average price over the last six months. The transaction values Transphorm at approximately $339 million. The acquisition will provide Renesas with in-house GaN technology, a key next-generation material for power semiconductors, expanding its reach into fast-growing markets such as EVs, computing (data centers, AI, infrastructure), renewable energy, industrial power conversion and fast chargers/adapters.

Demand for highly efficient power systems is increasing as building blocks for carbon neutrality. To address this trend, an industry-wide transition toward wide bandgap (“WBG”) materials, represented by silicon carbide (“SiC”) and GaN, is also being seen. These advanced materials allow a broader range of voltage and switching frequency than conventional silicon-based devices. To build on this momentum, Renesas has announced the establishment of an in-house SiC production line, supported by a 10 year SiC wafer supply agreement.

Renesas now aims to further expand its WBG portfolio with Transphorm’s expertise in GaN, an emerging material that enables higher switching frequency, lower power losses, and smaller form factors. These benefits empower customers’ systems with greater efficiency, smaller and lighter composition, and lower overall cost. As such, demand for GaN is predicted to grow by more than 50 percent annually, according to an industry study. Renesas will implement Transphorm’s auto-qualified GaN technology to develop new enhanced power solution offerings, such as X-in-1 powertrain solutions for EVs, along with computing, energy, industrial and consumer applications.

“Transphorm is a company uniquely led by a seasoned team rooted in GaN power and with origins from the University of California at Santa Barbara,” said Hidetoshi Shibata, CEO of Renesas. “The addition of Transphorm’s GaN technology builds on our momentum in IGBT and SiC. It will fuel and expand our power portfolio as a key pillar of growth, offering our customers the full ability to choose their optimal power solutions.”

“Combined with Renesas’ world-wide footprint, breadth of solution offerings and customer relationships, we are excited to pave the way for industry-wide adoption of WBG materials and set the stage for significant growth. This transaction will also allow us to offer further expanded services to our customers and deliver significant immediate cash value to our stockholders,” said Dr. Primit Parikh, Co-founder, President and CEO of Transphorm and Dr. Umesh Mishra, Co-founder and CTO of Transphorm. “Additionally, it will provide a strong platform for our exceptional team to further Transphorm’s leading GaN technology and products.”

Transaction Details

The board of directors of Transphorm has unanimously approved the definitive agreement with respect to the transaction and recommended that Transphorm stockholders adopt such definitive agreement and approve the merger. Concurrently with the execution of the definitive agreement, KKR Phorm Investors L.P., which holds approximately 38.6% of Transphorm’s outstanding common stock, has entered into a customary voting agreement with Renesas to vote in favor of the transaction.

The transaction is expected to close in the second half of calendar year 2024, subject to Transphorm stockholder approval, required regulatory clearances and the satisfaction of other customary closing conditions.

(Remarks) All names of products or services mentioned in this press release are trademarks or registered trademarks of their respective owners.

About Renesas Electronics Corporation

Renesas Electronics Corporation (TSE: 6723) empowers a safer, smarter and more sustainable future where technology helps make our lives easier. A leading global provider of microcontrollers, Renesas combines our expertise in embedded processing, analog, power and connectivity to deliver complete semiconductor solutions. These Winning Combinations accelerate time to market for automotive, industrial, infrastructure and IoT applications, enabling billions of connected, intelligent devices that enhance the way people work and live. Learn more at renesas.com. Follow us on LinkedIn, Facebook, X, YouTube, and Instagram.

About Transphorm, Inc.

Transphorm, Inc., a global leader in the GaN revolution, designs and manufactures high performance and high reliability GaN semiconductors for high voltage power conversion applications. Having a Power GaN IP portfolio of more than 1,000 owned or licensed patents, Transphorm produces the industry’s first JEDEC and AEC-Q101 qualified high voltage GaN semiconductor devices. Transphorm’s vertically integrated device business model allows for innovation at every development stage: design, fabrication, device, and application support. Transphorm’s innovations move power electronics beyond the limitations of silicon to achieve over 99% efficiency, 50% more power density, and 20% lower system cost. Transphorm is headquartered in Goleta, California and has manufacturing operations in Goleta and Aizu, Japan. For more information, please visit www.transphormusa.com. Follow us on X @transphormusa and WeChat @ Transphorm GaN.

Advisors

Citi is serving as financial advisor to Renesas and Goodwin Procter LLP and Covington & Burling LLP are serving as legal counsel. BofA Securities, Inc. is serving as financial advisor to Transphorm and Wilson Sonsini Goodrich & Rosati, Professional Corporation is serving as legal counsel.

Additional Information and Where to Find It

Transphorm, Inc., its directors and certain executive officers are participants in the solicitation of proxies from stockholders in connection with the pending acquisition of Transphorm (the “Transaction”). Transphorm plans to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies to approve the Transaction.

Primit Parikh, Julian Humphreys, Katharina McFarland, Umesh Mishra, Cynthia (Cindi) Moreland, Kelly Smales, and Eiji Yatagawa, all of whom are members of Transphorm’s Board of Directors, and Cameron McAulay, Transphorm’s Chief Financial Officer, are participants in Transphorm’s solicitation. The beneficial ownership of each such person, as of the date specified, appears in the table below. Additional information regarding such participants, including their direct or indirect interests in the Transaction, by security holdings or otherwise, will be included in the Transaction Proxy Statement and other relevant documents to be filed with the SEC in connection with the Transaction. The Transaction Proxy Statement will also include information on any payments that may be owed to Transphorm’s named executive officers in a change of control of Transphorm.

Promptly after filing the definitive Transaction Proxy Statement with the SEC, Transphorm will mail the definitive Transaction Proxy Statement and a WHITE proxy card to each stockholder entitled to vote at the special meeting to consider the Transaction. STOCKHOLDERS ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT TRANSPHORM WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the preliminary and definitive versions of the Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Transphorm with the SEC in connection with the Transaction at the SEC’s website (http://www.sec.gov). Copies of Transphorm’s definitive Transaction Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by Transphorm with the SEC in connection with the Transaction will also be available, free of charge, at the “Investors” section of Transphorm’s website (https://ir.transphormusa.com/), or by writing to Transphorm, Inc., Attention: Corporate Secretary, 75 Castilian Drive, Goleta, CA 93117.

Beneficial Ownership as of January 5, 2024
Individual	Shares Beneficially Owned (#)
Primit Parikh	563,933
Julian Humphreys	103,524
Katharina McFarland	95,877
Umesh Mishra	610,626
Cynthia (Cindi) Moreland	72,197
Kelly Smales	75,099
Eiji Yatagawa	Nil
Cameron McAulay	223,754

The amounts specified above are determined in accordance with the rules of the SEC and include securities that may be acquired within 60 days of January 5, 2024. Mr. Yatagawa is a member of the Board of Directors and serves as an executive of one or more affiliates of Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, “KKR”). KKR beneficially owns 24,724,468 shares of Transphorm’s common stock (which includes warrants exercisable for 312,500 shares of Transphorm’s common stock); Mr. Yatagawa is not deemed to beneficially own such shares.

Cautionary Note Regarding Forward-Looking Statements

This announcement may contain certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and related to the financial condition, results of operations and business of Renesas and/or Transphorm and/or the combined group following completion of the Transaction and certain plans and objectives of Renesas with respect thereto. These forward-looking statements can be identified by the fact that they do not relate to historical or current facts. Forward-looking statements also often use words such as ‘anticipate’, ‘target’, ‘continue’, ‘estimate’, ‘expect’, ‘‘forecast’, ‘intend’, ‘may’, ‘plan’, ‘goal’, ‘believe’, ‘hope’, ‘aims’, ‘continue’, ‘could’, ‘project’, ‘should’, ‘will’ or other words of similar meaning. These statements are based on assumptions and assessments made by Renesas and/or Transphorm (as applicable) in light of their experience and perception of historical trends, current conditions, future developments and other factors they believe appropriate. By their nature, forward-looking statements involve risk and uncertainty, because they relate to events and depend on circumstances that will occur in the future and the factors described in the context of such forward-looking statements in this announcement could cause actual results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to be correct and you are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement.

Forward-looking statements are not guarantees of future performance. Such forward-looking statements involve known and unknown risks and uncertainties that could significantly affect expected results and are based on certain key assumptions. There can be no assurance that the Transaction will in fact be consummated Many factors could cause actual results to differ materially from those projected or implied in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Transphorm’s business and other conditions to the completion of the Transaction; (ii) the impact of the COVID-19 pandemic on the business of Transphorm or Renesas; (iii) the ability of Transphorm, Renesas or the combined company to implement its business strategy; (iv) significant transaction costs associated with the Transaction; (v) potential litigation relating to the Transaction; (vi) the risk that disruptions from the Transaction will harm Transphorm’s or Renesas’ business, including current plans and operations; (vii) the ability of Transphorm or Renesas to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (ix) legislative, regulatory and economic developments affecting the business of Transphorm or Renesas; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which Transphorm or Renesas operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the financial performance or Transphorm or Renesas; (xiii) restrictions during the pendency of the Transaction that may impact Transphorm’s ability to pursue certain business opportunities or strategic transactions; (xiv) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Transphorm’s or Renesas’ response to any of the aforementioned factors; (xv) the possibility that the conditions to the closing of the Transaction are not satisfied, including the risk that required approvals from Transphorm’s stockholders for the Transaction or required regulatory approvals to consummate the Transaction are not obtained, on a timely basis or at all; (xvi) the occurrence of any event, change or other circumstances that could give rise to the right to terminate the Transaction, including in circumstances requiring Transphorm to pay a termination fee; (xvii) uncertainties as to the timing of the consummation of the Transaction; (xviii) possible disruption related to the Transaction to Transphorm’s current plans and operations, including through the loss of customers and employees; (xix) the risk that Transphorm’s stock price may fluctuate during the pendency of the Transaction and may decline if the Transaction is not completed; (xx) the anticipated benefits of the Transaction and considerations taken into account by Transphorm’s Board of Directors in approving the Transaction; (xxi) the risk that Transphorm may not obtain sufficient short-term financing to fund Transphorm’s operations through the closing of the Transaction; and (xxii) other risks and uncertainties detailed in the periodic reports that Transphorm files with the SEC, including Transphorm’s Annual Report on Form 10-K filed with the SEC on June 28, 2023, and Transphorm’s Quarterly Report on Form 10-Q filed with the SEC on November 13, 2023. These risks, as well as other risks associated with the Transaction, are more fully discussed in the Proxy Statement to be filed with the SEC in connection with the Transaction. Due to such uncertainties and risks, readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this announcement. Neither Renesas nor Transphorm undertake any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by applicable law.

There are several factors which could cause actual results to differ materially from those expressed or implied in forward-looking statements. Among the factors that could cause actual results to differ materially from those described in the forward-looking statements are changes in the global, political, economic, business and competitive environments, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or dispositions. If any one or more of these risks or uncertainties materializes or if any one or more of the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected. Such forward looking statements should therefore be construed in the light of such factors.

No member of the Renesas group or the Transphorm group nor any of their respective associates, directors, officers, employers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this announcement will actually occur.

Except as expressly provided in this announcement, no forward-looking or other statements have been reviewed by the auditors of the Renesas group or the Transphorm group. All subsequent oral or written forward-looking statements attributable to any member of the Renesas group or the Transphorm group, or any of their respective associates, directors, officers, employers or advisers, are expressly qualified in their entirety by the cautionary statement above.

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Media Contacts:	Investor Relations Contacts:
Renesas Electronics Corporation	Renesas Electronics Corporation
Isamu Yamada	Yuma Nakanishi

+81 3-6773-3001	+81 3-6773-3002
pr@renesas.com	ir@renesas.com

Transphorm, Inc.	Transphorm, Inc.
David Hanover	Cameron McAulay

transphorm@kcsa.com	cmcaulay@transphormusa.com